EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202

Items 74A-74T

74A-$1,529
74C-$42,952
74F-$126,076,388
74I-$455,230
74J-$195,355
74L-$483,957
74N-$127,255,411
74O-$221,408
74P-$173,539
74R4-$450,866
74T-$126,409,598
75B-$122,825,188


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $594,069
2. Dividends for a second class of open-end company shares                                                         $431,774
3. Dividends for a third class of open-end company shares                                                          $19,921

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.120
        2. Dividends from a second class of open-end company shares                                                 $1.174
        3. Dividends from a third class of open-end company shares                                                  $0.966

Item 74

U)      1. Number of shares outstanding                                                                             514,686
        2. Number of shares outstanding for a second class of shares of open-end company shares                     368,066
        3. Number of shares outstanding for a third class of shares of open-end company shares                      36,853

V)      1. Net asset value per share (to the nearest cent)                                                          138.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                138.43
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 114.34


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,117
2. Dividends for a second class of open-end company shares                                                          $758
3. Dividends for a third class of open-end company shares                                                           $628
4. Dividends for a fourth class of open-end company shares                                                          $113
5. Dividends for a fifth class of open-end company shares                                                           $125

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.007
        2. Dividends from a second class of open-end company shares                                                 $.009
        3. Dividends from a third class of open-end company shares                                                  $.009
        4. Dividends for a fourth class of open-end company shares                                                  $.022
        5. Dividends for a fifth class of open-end company shares                                                   $.008


Item 74

U)      1. Number of shares outstanding                                                                             144,719
        2. Number of shares outstanding for a second class of shares of open-end company shares                     85,537
        3. Number of shares outstanding for a third class of shares of open-end company shares                      70,542
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     4,932
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      34,034

V)      1. Net asset value per share (to the nearest cent)                                                          42.39
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                42.44
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 42.46
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                111.94
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 36.47


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEc Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-74T

74C-$24,975
74F-$99,297,875
74I-$1,978,092
74J-$516
74L-$305,727
74N-$101,607,185
74O-$246,189
74P-$85,848
74R4-$1,333,474
74T-$99,941,674

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $335,023
2. Dividends for a second class of open-end company shares                                                         $235,737
3. Dividends for a third class of open-end company shares                                                          $100,887
4. Dividends for a fourth class of open-end company shares                                                         $65,205
5. Dividends for a fifth class of open-end company shares							   $3,537

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.270
        2. Dividends from a second class of open-end company shares                                                 $.284
        3. Dividends from a third class of open-end company shares                                                  $.290
        4. Dividends for a fourth class of open-end company shares                                                  $1.182
	5. Dividends for a fifth class of open-end company shares						    $.276

Item 74

U)      1. Number of shares outstanding    									  1,272,241
        2. Number of shares outstanding for a second class of shares of open-end company shares                   842,442
        3. Number of shares outstanding for a third class of shares of open-end company shares                    377,760
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   57,315
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  21,212

V)      1. Net asset value per share (to the nearest cent)                                                  	  36.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  36.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  36.37
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  149.40
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  35.10

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $51,494
2. Dividends for a second class of open-end company shares                                                         $33,157
3. Dividends for a third class of open-end company shares                                                          $31,059
4. Dividends for a fourth class of open-end company shares                                                         $23,243
5. Dividends for a fifth class of open-end company shares							   $33

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                    $.300
        2. Dividends from a second class of open-end company shares                                                $.314
        3. Dividends from a third class of open-end company shares                                                 $.318
        4. Dividends for a fourth class of open-end company shares                                                 $.805
	5. Dividends for a fifth class of open-end company shares						   $.156

Item 74

U)      1. Number of shares outstanding   									   173,114
        2. Number of shares outstanding for a second class of shares of open-end company shares                    107,607
        3. Number of shares outstanding for a third class of shares of open-end company shares                     104,346
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    30,878
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   210

V)      1. Net asset value per share (to the nearest cent)                                                  	28.04
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	28.04
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	28.04
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	71.89
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		29.18

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $28,522
2. Dividends for a second class of open-end company shares                                                       $13,273
3. Dividends for a third class of open-end company shares                                                        $12,721
4. Dividends for a fourth class of open-end company shares                                                       $9,875
5. Dividends for a fifth class of open-end company shares							 $2

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $.130
        2. Dividends from a second class of open-end company shares                                              $.148
        3. Dividends from a third class of open-end company shares                                               $.153
        4. Dividends for a fourth class of open-end company shares                                               $.287
	5. Dividends for a fifth class of open-end company shares						 $.075

Item 74

U)      1. Number of shares outstanding   									 217,356
        2. Number of shares outstanding for a second class of shares of open-end company shares                  91,448
        3. Number of shares outstanding for a third class of shares of open-end company shares                   86,879
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  36,242
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 29

V)      1. Net asset value per share (to the nearest cent)                                                  	32.00
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	32.00
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	32.00
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	62.17
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		29.63

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier c000035208

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,253
2. Dividends for a second class of open-end company shares                                                        $690
3. Dividends for a third class of open-end company shares                                                         $689
4. Dividends for a fourth class of open-end company shares                                                        $158
5. Dividends for a fifth class of open-end company shares                                                         $27

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.006
        2. Dividends from a second class of open-end company shares                                               $.007
        3. Dividends from a third class of open-end company shares                                                $.007
        4. Dividends for a fourth class of open-end company shares                                                $.014
        5. Dividends for a fifth class of open-end company shares                                                 $.005

Item 74

U)      1. Number of shares outstanding                                                                           202,675
        2. Number of shares outstanding for a second class of shares of open-end company shares                   101,072
        3. Number of shares outstanding for a third class of shares of open-end company shares                    102,641
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   12,683
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    10,280

V)      1. Net asset value per share (to the nearest cent)                                                        35.61
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              35.64
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               35.66
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              74.44
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               32.13


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 Sec Identifier C000035207

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $2,004
2. Dividends for a second class of open-end company shares                                                          $1,159
3. Dividends for a third class of open-end company shares                                                           $1,262
4. Dividends for a fourth class of open-end company shares                                                          $346
5. Dividends for a fifth class of open-end company shares                                                           $0

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.005
        2. Dividends from a second class of open-end company shares                                                 $.024
        3. Dividends from a third class of open-end company shares                                                  $.005
        4. Dividends for a fourth class of open-end company shares                                                  $.017
	5. Dividends for a fifth class of open-end company shares                                                   $0

Item 74

U)      1. Number of shares outstanding                                                                           407,569
        2. Number of shares outstanding for a second class of shares of open-end company shares                   50,483
        3. Number of shares outstanding for a third class of shares of open-end company shares                    267,124
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   15,474
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    5,880

V)      1. Net asset value per share (to the nearest cent)                                                        21.92
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              99.52
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               22.00
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              80.39
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               31.42

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,337
2. Dividends for a second class of open-end company shares                                                        $417
3. Dividends for a third class of open-end company shares                                                         $505

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.013
        2. Dividends from a second class of open-end company shares                                               $.014
        3. Dividends from a third class of open-end company shares                                                $.058

Item 74

U)      1. Number of shares outstanding                                                                           254,805
        2. Number of shares outstanding for a second class of shares of open-end company shares                   32,337
        3. Number of shares outstanding for a third class of shares of open-end company shares                    10,334

V)      1. Net asset value per share (to the nearest cent)                                                        17.89
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              17.94
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               74.68


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $246
2. Dividends for a second class of open-end company shares                                                          $68
3. Dividends for a third class of open-end company shares                                                           $82

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.003
        3. Dividends from a third class of open-end company shares                                                  $.010

Item 74

U)      1. Number of shares outstanding                                                                           127,691
        2. Number of shares outstanding for a second class of shares of open-end company shares                   31,045
        3. Number of shares outstanding for a third class of shares of open-end company shares                    9,549

V)      1. Net asset value per share (to the nearest cent)                                                        20.80
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              20.85
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               74.04

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $1,920
2. Dividends for a second class of open-end company shares                                                        $1,699
3. Dividends for a third class of open-end company shares                                                         $690
4. Dividends for a fourth class of open-end company shares                                                        $6,264

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.190
        2. Dividends from a second class of open-end company shares                                               $.253
        3. Dividends from a third class of open-end company shares                                                $1.054
        4. Dividends from a fourth class of open-end company shares                                               $.510

Item 74

U)      1. Number of shares outstanding                                                                             10,889
        2. Number of shares outstanding for a second class of shares of open-end company shares                      6,896
        3. Number of shares outstanding for a third class of shares of open-end company shares                         700
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     13,337

V)      1. Net asset value per share (to the nearest cent)                                                           27.07
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 33.84
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    139.29
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     67.01


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